UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2018

(Exact Name of Registrant as Specified in Charter)

Michigan	1-16577	38-3150651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5151 Corporate Drive, Troy, Michigan	48098
(Address of Principal Executive Offices)	(Zip Code)
(248) 312-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 7.01 Regulation FD Disclosure

The attached slides, filed as Exhibit 99.1 to this form 8-K, are furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as may be expressly set forth by specific reference in such filing.

Item 8.01 Other Event

As previously announced, Flagstar Bank, FSB, a wholly-owned bank subsidiary of Flagstar Bancorp, Inc., acquired 52 branches from Wells Fargo Bank, N.A. A total of $1.8 billion of deposits transferred at closing. The premium, subject to adjustment per the Purchase and Assumption Agreement, was approximately 7%.

We do not know with certainty what actual post-closing attrition will be. However, using the previous assumption of 17% post-closing attrition, we expect that the payback period would be 6.1 years and the transaction would still be immediately accretive to 2019 earnings.

This filing contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s current expectations and assumptions regarding the Company’s business and performance, the economy and other future conditions, and forecasts of future events, circumstances and results. However, they are not guarantees of future performance and are subject to known and unknown risks, uncertainties, contingencies and other factors. Generally, forward-looking statements are not based on historical facts but instead represent our management’s beliefs regarding future events. Such statements may be identified by words such as believe, expect, anticipate, intend, plan, estimate, may increase, may fluctuate, and similar expressions or future or conditional verbs such as will, should, would and could. Such statements are based on management’s current expectations and are subject to risks, uncertainties and changes in circumstances. Actual results and capital and other financial conditions may differ materially from those included in these statements due to a variety of factors, including without limitation those found in periodic Flagstar reports filed with the U.S. Securities and Exchange Commission, which are available on the Company’s website (flagstar.com) and on the Securities and Exchange Commission's website (sec.gov).

Any forward-looking statements made by or on behalf of us speak only as to the date they are made, and we do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statements were made, except as required under United States securities laws.

Item 9.01 Financial Statements and Exhibits

Exhibits

99.1	Wells Fargo Bank, N.A. Branch Acquisition Slides

 SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAGSTAR BANCORP, INC.

Dated: December 10, 2018	By:	/s/ James K. Ciroli
James K. Ciroli
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Wells Fargo Bank, N.A. Branch Acquisition Slides